EXHIBIT 10.81

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

December 31, 2020

Biogen MA Inc.
225 Binney Street
Cambridge, MA 02142
Attention: Chief Legal Officer
Email: [***]@biogen.com

Re:  [***] Collaboration Program

Dear Anabella:

Reference is hereby made to that certain New Strategic Neurology Drug Discovery and Development Collaboration, Option and License Agreement between Ionis Pharmaceuticals, Inc. (“Ionis”) and Biogen MA Inc. (“Biogen”) dated April 19, 2018, as supplemented or amended to date (the “Agreement”). Any capitalized terms not defined herein will have the meaning set forth in the Agreement.

WHEREAS, Biogen and Ionis have discussed the use of certain drug delivery technology, including [***] (each a “[***]”) and [***] (each, a “[***]”), in each case targeting the [***];

WHEREAS, Biogen has identified certain specific [***]and specific [***];

WHEREAS, as of the date hereof, the Neurology Target [***] is a High Interest Target;

WHEREAS, as of the date hereof, the Parties are pursuing a Collaboration Program consisting of a Strategy directed against [***] for [***] (such Strategy, the “[***] Strategy,” and such Collaboration Program, the “[***] Collaboration Program”); and

WHEREAS, the Parties desire to (i) designate an alternative Strategy directed to [***] pursuant to which the Parties would [***] (as defined below) with an [***] directed against [***] for [***] and (ii) designate such Strategy directed to [***] as an additional Collaboration Program under the Agreement (such Strategy, the “[***] Strategy,” and such Collaboration Program, the “[***] Collaboration Program”).

NOW, THEREFORE, for the promises set forth herein and valuable consideration (the receipt and adequacy of which is hereby acknowledged), solely with respect to [***], the Parties agree to modify the Agreement as follows:

1.    Selection of [***].  Each [***] or [***] provided by Biogen to Ionis under this letter agreement or the Agreement and identified by Biogen by sequence will be a “Biogen [***]” or “Biogen [***],” respectively (collectively, the “Biogen [***]”).  The Parties will select the final Biogen [***] for inclusion in the [***] Development Candidate and such selection will be reflected in the minutes of the Neurology JRC or Neurology JDC.

2.   Designation of [***] Collaboration Program; Target Designation Milestone Payment.  The Parties hereby (a) designate the [***] Strategy as an alternative Strategy directed to [***] and (b) designate the [***] Strategy as a Collaboration Program. Notwithstanding any provision to the contrary set forth in the Agreement, the Target Designation Milestone for the [***] Strategy will be [***].  Such payment will be due and payable no later than [***] ([***]) Business Days after the date of receipt an invoice therefor from Ionis.

3.   Supply of [***].  Notwithstanding any provision to the contrary set forth in the Agreement, including Section 1.8.6 (Manufacturing and Supply for Collaboration Programs), before the License Effective Date with respect to the [***] Strategy, to the extent necessary, Biogen, at its expense, will supply research-grade [***] to Ionis sufficient to (a) support the Research and Development activities under the [***] Strategy as set forth in the applicable Development Candidate Identification Plan, and (b) support IND-Enabling Toxicology Studies pursuant to the applicable Toxicology Strategy. Notwithstanding any provision to the contrary set forth in the Agreement, including Section 1.8.4 (IND-Enabling Toxicology Studies), unless the Neurology JDC agrees otherwise, Biogen will conduct and lead, all IND-Enabling Toxicology Studies for all Development Candidates under the [***] Collaboration Program, in accordance with the applicable IND-Enabling Toxicology Study design and Toxicology Strategy (that are each approved pursuant to Section 1.8.4 (IND-Enabling Toxicology Studies)) and the other terms of the Agreement.

4.    Materials.  To facilitate the conduct of activities under the [***] Collaboration Program or the performance of other activities for such Collaboration Program under the Agreement or this letter agreement, Biogen may provide to Ionis or its Affiliates certain compositions of matter, biological materials, or chemical compounds Controlled by Biogen, including the Biogen [***], for use by Ionis (such materials or compounds and any progeny and derivatives thereof, collectively, “Materials”). Except as otherwise set forth in this Agreement, all such Materials will remain the sole property of Biogen, will be used only in the fulfillment of obligations or exercise of rights under the Agreement expressly in accordance with the applicable Neurology Plan or other written agreement by the Parties as to the use thereof, subject to any limitations specified in writing by Biogen in connection with such provision, which restrictions will not further limit Ionis’ rights under this letter agreement or the Agreement, will not be used or delivered to or for the benefit of any Third Party without the prior written consent of Biogen (except as expressly permitted under the applicable Neurology Plan), and will not be used in research or testing involving human subjects, unless expressly agreed by Biogen.  Without limiting the foregoing, Ionis will not reverse engineer, disassemble, modify, create, or engineer any type of [***] from, any Biogen [***], Biogen [***], Biogen [***], or Biogen [***] provided to Ionis under the Agreement or this letter agreement.  Except as otherwise set forth in the Agreement or in this letter agreement, THE MATERIALS ARE PROVIDED “AS IS” AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE OR VIOLATE ANY PATENT RIGHT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.

5.   Interpretation.  Solely with respect to the [***] Collaboration Program, Section 1.8.6 (Manufacturing and Supply for Collaboration Programs) and Section 4.8.2(c) (API and Product) of the Agreement are hereby amended as follows:

a.
In Section 1.8.6 (Manufacturing and Supply for Collaboration Programs), the terms “ASO” and “API” will be deemed to exclude any [***] or [***] that is incorporated into any Compound, Development Candidate, or Product; and

b.
In Section 4.8.2(c) (API and Product), the terms “bulk Development Candidate,” “API,” “Clinical Supplies” and “Finished Drug Product” will be deemed to include any ASO that is incorporated into the applicable Compound, Development Candidate or Product, whether alone or in combination with any [***] or [***].

6.   Initiation of IND-Enabling Toxicology Study.  There will be [***] under Section 6.3 (Milestone Payments for First Initiation of IND-Enabling Toxicology Studies) for the [***] Milestone with respect to the [***] Collaboration Program.

7.    License Fee.  Notwithstanding any provision to the contrary set forth in the Agreement, including Section 6.4 (License Fee), the Option Fee for the [***] Collaboration Program will be $[***].

8.    [***] Post-Option Development Milestone Payments.  If a Product under the [***] Collaboration Program is classified as a [***] under the Agreement in accordance with Section 6.5 (Collaboration Program Asset Size Determination), then [***] the milestone payments under Section 6.7 (Post-Option Development Milestone Payments), Biogen will pay to Ionis the milestone payments as set forth below when a Post-Option Development Milestone Event listed below is first achieved by Biogen, or its Affiliates or Sublicensees for such Product under the [***] Collaboration Program:

Post-Option Development Milestone Event	Milestone Event Payment for the first Product from the [***] Collaboration Program
[***]	$[***]
[***]	$[***]
[***]	$[***]

9.    [***] Post-Option Development Milestone Payments.  If a Product under the [***] Collaboration Program is classified as a [***] under the Agreement in accordance with Section 6.5 (Collaboration Program Asset Size Determination), then [***] the milestone payments under Section 6.7 (Post-Option Development Milestone Payments), Biogen will pay to Ionis the milestone payments as set forth below when a Post-Option Development Milestone Event listed below is first achieved by Biogen, its Affiliates or Sublicensees for such Product under the [***] Collaboration Program:

Post-Option Development Milestone Event	Milestone Event Payment for the first Product from the [***] Collaboration Program
[***]	$[***]
[***]	$[***]
[***]	$[***]

10.  Ownership of [***] and [***].  Notwithstanding any provision to the contrary set forth in the Agreement, the Parties agree that:

a.
as between the Parties, Biogen is the sole owner of all rights, title, and interests in and to the Biogen [***], and the Biogen [***] will be considered Biogen [***] (and will not be considered [***], [***], or [***]);

b.
all Patent Rights Controlled by Biogen directed to or claiming the Biogen [***] as a composition of matter in a manner acceptable to a recognized patent office (e.g., the  United States Patent and Trademark Office, the European Patent Office, etc.), including by structure or sequence (the “Biogen [***] Patents”), will be solely owned by Biogen and will be considered Biogen [***] with respect to the [***] Collaboration Program (and will not be considered [***]).  For clarity, Patent Rights that are not Biogen [***] Patent Rights will not be considered Biogen [***], including Patent Rights solely directed to or solely claiming (i) [***] of Biogen [***] or (ii) [***] Biogen [***], and such Patent Rights will continue to be Biogen [***], [***] or [***], as applicable; and

c.
without limiting Paragraph 10(a) of this letter agreement, all Know-How that was discovered, developed, invented or created by or on behalf of either Party or its Affiliates under the Agreement or this letter agreement that [***] Biogen [***] will be considered [***] (as applicable).

11.  Biogen [***] Patent License.  Subject to the terms and conditions of the Agreement (including Ionis’ exclusivity covenants under Section 2.1.1 (Exclusivity Covenants)), Biogen hereby grants Ionis an irrevocable, perpetual, worldwide non-exclusive, sublicensable (subject to the restrictions set forth in Section 4.3.4(c)), royalty-free license under any Biogen [***] Patent Controlled by Biogen or its Affiliates at any time during the Agreement Term to research, develop, manufacture, have manufactured and commercialize any:

a.
products that include an Oligonucleotide as an active pharmaceutical ingredient (other than products that (i) include an Oligonucleotide that is designed to bind to the RNA that encodes the same target as a product that is being developed or commercialized by Biogen, its Affiliates or Sublicensee pursuant to an Option or exclusive license granted from Ionis under this Agreement or any Ionis/Biogen Additional Agreement or (ii) incorporate any Biogen [***]); and

b.	Gene-Editing Products that do not incorporate any Biogen [***].

12.  Third Party Obligations for [***].  Notwithstanding Section 6.11 (Third Party Rights and Payment Obligations), so long as Biogen has an Option with respect to the [***] Strategy or a license under Section 4.1 (License Grants to Biogen) with respect to the [***] Collaboration Program, [***] will have the sole right and discretion, at its sole cost and expense, to acquire rights (whether by purchase, assignment, license, or otherwise) or other access to Patent Rights that are [***] the Biogen [***] that is incorporated into any Product under the [***] Collaboration Program and [***] will have no right of offset under Section 6.11 (Third Party Rights and Payment Obligations) for such Product Specific Payments, provided, however, the foregoing will not apply to any payments and other obligations to Third Parties to acquire rights (whether by purchase, assignment, license, or otherwise) or other access to Patent Rights that are [***] (a) [***] any Biogen [***], or (b) [***] any Biogen [***] (and such Product-Specific Payments, in each case ((a) and (b)), will remain subject to the terms of Article 6 (Financial Provisions), to the extent applicable).

13.   Prosecution and Maintenance, Defense, and Enforcement of Patents.

a.	Prosecution and Maintenance.

i.
Prosecution and Maintenance of Biogen [***] Patents.  Notwithstanding any provision to the contrary set forth in Section 7.2 (Prosecution and Maintenance of Patents), Biogen will control and be responsible for all aspects of the Prosecution and Maintenance of all Biogen [***] Patents.

ii.
Prosecution and Maintenance of Biogen [***] Patents.  Prosecution and Maintenance of all Patent Rights that claim any Biogen [***] (the “Biogen [***] Patents”) will be subject to the terms of Section 7.2 (Prosecution and Maintenance of Patents), to the extent applicable; provided, however, that notwithstanding any provision to the contrary set forth in Section 7.2.5 (Other Matters Pertaining to Prosecution and Maintenance of Patents) if (A) Ionis has the responsibility to Prosecute and Maintain any Biogen [***] Patents pursuant to Section 7.2 (Prosecution and Maintenance of Patents), (B) Biogen timely provides any comments with respect to any draft filing, communication, response, or strategy with respect to such Patent Rights in accordance with Section 7.2.5 (Other Matters Pertaining to Prosecution and Maintenance of Patents), and (C) Ionis decides not to incorporate any such comment timely provided by Biogen, then Biogen may refer the matter to Expert Resolution for resolution under Section 12.1.4 (Expert Resolution). If Biogen terminates the [***] Collaboration Program as described in Paragraph 14 or 15 of this letter agreement, then the terms of  Section 7.2 (Prosecution and Maintenance of Patents) and this Paragraph 13(a)(ii) will survive such termination solely with respect to the Prosecution and Maintenance of the Biogen [***] Patents.

iii.
Coordination.  Notwithstanding Biogen’s right to Prosecute and Maintain the Biogen [***] Patents or each Party’s right to Prosecute and Maintain the Biogen [***] Patents to the extent provided in Section 7.2 (Prosecution and Maintenance of Patents) and this letter agreement, the Parties will, and will cause their Affiliates to, cooperate and implement reasonable patent filing and prosecution strategies (including filing divisionals, continuations or otherwise) to ensure that, to the extent reasonable and feasible, Patent Rights claiming the Biogen [***] and Patent Rights claiming any [***] directed to [***] under the [***] Collaboration Program are pursued in a manner that are not detrimental to each such set of Patent Rights.

b.	Enforcement.

i.
Enforcement of Biogen [***] Patents.  Notwithstanding any provision to the contrary set forth in Section 7.5 (Enforcement of Patents against Competitive Infringement), for any Competitive Infringement with respect to a Product to the extent involving any Biogen [***] Patent, Biogen will have the sole right, but not the obligation, to institute, prosecute, and control any Proceeding with respect thereto by counsel of its own choice at its own expense.

ii.
Enforcement of Biogen [***] Patents.  Any Competitive Infringement with respect to a Product to the extent involving any Biogen [***] Patent will be subject to the terms of Section 7.5 (Enforcement of Patents against Competitive Infringement); provided, however, that notwithstanding any provision to the contrary set forth in Section 7.5 (Enforcement of Patents against Competitive Infringement), if (A) Ionis has the right to institute, prosecute, and control any Proceeding to the extent involving any such Biogen [***] Patent pursuant to Section 7.5 (Enforcement of Patents against Competitive Infringement), (B) Biogen timely provides any comments with respect to filings, submissions and communications related to such Proceeding in accordance with Section 7.5 (Enforcement of Patents against Competitive Infringement), and (C) Ionis decides not to incorporate any such comment timely provided by Biogen, then Biogen may refer the matter to Expert Resolution for resolution under Section 12.1.4 (Expert Resolution).

14.  Consequences of Termination or Failure to Designate a Development Candidate Prior to License Effective Date.  If (A) the Agreement with respect to the [***] Collaboration Program or the [***] Collaboration Program is terminated by Biogen pursuant to Section 10.3.2 (Biogen’s Termination for Convenience) before the License Effective Date for such Collaboration Program or the Option with respect to such Collaboration Program expires unexercised, (B) Biogen has not reasonably determined (and Biogen has not so notified Ionis in writing of such determination and the rationale therefor, which such notice must be delivered (I) in the event Biogen so terminates such Collaboration Program, then together with such notice of termination, or (II) in the event the Option with respect to such Collaboration Program expires unexercised, then prior to the expiration of the Option (each of (I) and (II), the “Reversion Notification Deadline”)) that any further Research, Development, Manufacture, and Commercialization of Terminated Strategy Products that are the subject of such Collaboration Program [***] (subject to Paragraph 16 of this letter agreement), and (C) such termination of the Agreement is not due to [***] that are reasonably demonstrated by Biogen to Ionis on or prior to the applicable Reversion Notification Deadline, then, in addition to the terms set forth in Section 10.6.1 (In General), the following terms will apply:

a.	Biogen’s Option under Section 3.1 (Option) will expire with respect to such Collaboration Program;

b.
Notwithstanding anything to the contrary set forth in Section 2.1.1 (Exclusivity Covenants) and regardless of whether Biogen has exercised an Option for another Collaboration Program directed to [***], Ionis will be free to Develop, Manufacture and Commercialize Terminated Strategy Product(s) with respect to such Collaboration Program, on its own or with a Third Party, provided, however, that Ionis will not, on its own or with any Third Party, change, use an alternate, or in any way modify, any Terminated Strategy Product, including any Biogen [***] included therein, that is incorporated into any Terminated Strategy Product, except for any Permitted Changes in  Form.  For clarity, the terms of Section 2.1.1 (Exclusivity Covenants) will continue to govern the Development and Commercialization by Ionis or its Affiliates of any Products directed to [***] that are not Terminated Strategy Products, to the extent applicable.

c.
To the extent requested by Ionis, Biogen will promptly transfer to Ionis all data, results, and information (including Biogen’s Confidential Information and any regulatory documentation (including drafts)) related to the testing and Clinical Studies for such Terminated Strategy Products in the possession of Biogen or its contractors, to the extent such data, results, and information were generated by or on behalf of Biogen under the Agreement; and Ionis will pay all out-of-pocket direct Third Party costs and expenses in transferring such data, results and information together with the Biogen FTE Cost in transferring such data, results and information.

d.
The provisions of Section 10.6.3(h) will apply solely with respect to such Terminated Strategy Products (and for clarity, not with respect to other Discontinued Products that are the subject of such Collaboration Program), mutatis mutandis, and solely for the purposes of Section 10.6.3(h), [***] will be considered a Terminated Target thereunder, provided, however, that the terms of Section 10.6.3(h)(v) will not apply to, and Biogen will not be required to provide to Ionis, any Regulatory Materials that solely relate to the Biogen [***] incorporated into the Terminated Strategy Product, unless requested by a Regulatory Authority, in which case Biogen will provide such information to Ionis, solely for the purposes of submitting such information to such Regulatory Authority, subject to Article 11 (Confidentiality).

e.
For the purposes of this letter agreement, “Terminated Strategy Products” means, with respect to the [***] Collaboration Program or the [***] Collaboration Program (as applicable), all Products that (i) are the subject of such Collaboration Program and that are in existence as of the effective date of termination of the Agreement with respect to such Collaboration Program, (ii) only utilize the Strategy of such Collaboration Program (i.e., as such Strategy is defined in the recitals to this letter agreement), and (iii) are either in the form that such Products exist as of such effective date of termination or are any Permitted Changes in Form.

15.  Consequences of Termination After License Effective Date.  If (A) the Agreement with respect to the [***] Collaboration Program or the [***] Collaboration Program is terminated by Biogen under Section 10.3.2 (Biogen’s Termination for Convenience) after the License Effective Date for such Collaboration Program, (B) Biogen has not reasonably determined (and Biogen has not so notified Ionis in writing of such determination and the rationale therefor, which such notice must be delivered on or prior to the applicable Reversion Notification Deadline) that any further Research, Development, Manufacture, and Commercialization of Terminated Strategy Products that are the subject of such Collaboration Program [***] (subject to Paragraph 16 of this letter agreement), and (C) such termination of the Agreement is not due to [***] that are reasonably demonstrated by Biogen to Ionis on or prior to the applicable Reversion Notification Deadline, then, in addition to the terms set forth in Section 10.6.1 (In General), the following terms will apply:

a.
The applicable licenses granted by Ionis to Biogen under the Agreement will terminate with respect to such Collaboration Program.  Biogen, its Affiliates and Sublicensees will cease selling the Products that are the subject of such Collaboration Program, unless Ionis elects to have Biogen continue to sell such Products as part of the Transition Services to the extent provided in Section 10.6.6 (Transition Services).

b.
Notwithstanding anything to the contrary set forth in Section 2.1.1 (Exclusivity Covenants) and regardless of whether Biogen has exercised an Option for another Collaboration Program directed to [***], Ionis will be free to Develop, Manufacture and Commercialize Terminated Strategy Product(s) with respect to such Collaboration Program, on its own or with a Third Party, provided, however, that Ionis will not, on its own or with any Third Party, change, use an alternate, or in any way modify, any Terminated Strategy Product, including any Biogen [***] included therein, that is incorporated into any Terminated Strategy Product, except for any Permitted Changes in Form.  For clarity, the terms of Section 2.1.1 (Exclusivity Covenants) will continue to govern the Development and Commercialization by Ionis or its Affiliates of any Products directed to [***] that are not Terminated Strategy Products, to the extent applicable.

c.
The provisions of Section 10.6.4(d), Section 10.6.4(e) and Section 10.6.4(f) will apply solely with respect to such Terminated Strategy Products (and for clarity, not with respect to other Discontinued Products that are the subject of such Collaboration Program), mutatis mutandis, and solely for the purposes of Section 10.6.4(d), Section 10.6.4(e) and Section 10.6.4(f), [***] will be considered a Terminated Target thereunder, provided, however, that (i) for the purposes of Section 10.6.4(f), to the extent requested by Ionis, Biogen will only be required to assign to Ionis any manufacturing agreements to the extent solely related to the Terminated Strategy Products (and, for clarity, will not be obligated to assign to Ionis any manufacturing agreements that relate to [***] generally), (ii) following the assignment back by Biogen to Ionis of the Product-Specific Patents described in Section 10.6.4(d)(v), Ionis will and hereby does grant to Biogen a worldwide, non-exclusive, sublicensable license under such Patent Rights to research, Develop, Manufacture, have Manufactured, register, market, and Commercialize any Biogen [***], whether alone or in combination with any other compound or conjugate, but excluding Terminated Strategy Products, and (iii) the terms of Section 10.6.4(d)(ix) will not apply to the Prosecution and Maintenance of any Biogen [***] Patents (and for clarity, the terms of Paragraph 13(a)(ii) of this letter agreement will apply to the Prosecution and Maintenance of such Patent Rights).

16.
Disputes Regarding Biogen Notification of [***] Terminated Strategy Products.  If Ionis disputes Biogen’s determination under clause (B) of Paragraph 14 or clause (B) of Paragraph 15 of this letter agreement that any further Research, Development, Manufacture, and Commercialization of Terminated Strategy Products that are the subject of a terminated [***] Collaboration Program [***], then Ionis may refer the matter to Expert Resolution for resolution under Section 12.1.4 (Expert Resolution).

17.	Publications Prior to License Effective Date. Notwithstanding any provision to the contrary set forth in Section 11.4 (Press Release; Publications; Disclosure of Agreement):

a.
Solely with respect to the [***] Collaboration Program, the terms of Section 11.4.4 (Prior to License Effective Date) are hereby amended and replaced with the following: “prior to the License Effective Date for the [***] Collaboration Program, neither Party will have sole right to issue press releases, publish, present or otherwise disclose the progress and results regarding such Products to the public without the prior written consent of the other Party”; and

b.
Biogen will have the sole right to issue press releases, publish, present, or otherwise disclose the progress and results regarding the Biogen [***] if such press release, publication, presentation, or other disclosure does not disclose any progress or results regarding any [***] that is incorporated into any Product under the [***] Collaboration Program.

The terms of Section 12.14 (Interpretation) will govern the terms of this letter agreement.  Except as otherwise expressly set forth herein, the provisions of the Agreement will remain in full force and effect and each Party reserves its rights thereunder.  In the event of any express conflict or inconsistency between this letter agreement and the Agreement, the terms of this letter agreement will apply.

If you accept the terms and conditions set forth in this letter agreement, please so indicate by executing a copy of this letter agreement and returning it to Ionis. This letter agreement may be executed in counterparts, each of which will be deemed an original, notwithstanding variations in format or file designation which may result from electronic transmission, store and printing of copies of this letter agreement from separate computers or printers. Facsimile signatures and signatures transmitted via electronic mail in PDF format will be treated as original signatures.

[SIGNATURE PAGE FOLLOWS]

Sincerely,

/s/Brett Monia
Brett Monia
Chief Executive Officer
Ionis Pharmaceuticals, Inc.

AGREED AND CONFIRMED ON BEHALF OF BIOGEN MA INC.:

By:	/s/Anabella Villalobos
Name:	Anabella Villalobos
Title:	Senior Vice President, Biotherapeutics & Medicinal Sciences
Date:	December 31, 2020